UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2023

TrueCar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Ocean Ave, Suite 200

Santa Monica, California 90401

(Address of principal executive offices, including zip code)

(800) 200-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 77,855,017 shares (“Shares”) of the Company’s common stock, par value $0.0001 per share, or approximately 87.30% of the Shares entitled to vote, were present and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”). The Company’s inspector of elections certified the vote tabulations indicated below.

Proposal 1

The individual listed below was elected at the Annual Meeting to serve as a Class III director on the Company’s Board of Directors until the Company’s 2026 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	For	Withheld	Broker Non-Votes
Brendan L. Harrington	69,522,257	1,332,899	6,999,861

Proposal 2

Proposal 2 was a management proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
70,164,394	7,602,393	88,230	0

Proposal 3

Proposal 3 was an advisory vote to approve the Company’s named executive officer compensation, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
70,308,411	511,359	35,386	6,999,861

Proposal 4

Proposal 4 was an advisory vote to approve the TrueCar, Inc. 2023 Equity Incentive Plan, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
36,248,632	34,597,389	9,135	6,999,861

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	TrueCar, Inc. 2023 Equity Incentive Plan and forms of agreements thereunder.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023		TRUECAR, INC.

	By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary